INCOME TAXES	12 Months Ended
Jul. 31, 2017
Income Tax Disclosure [Abstract]
INCOME TAXES

NOTE 7 - INCOME TAXES

The provision for income taxes differs from the amounts which would be provided by applying the statutory federal income tax rate of 34 percent to net the loss before provision for income taxes for the following reasons:

	July 31, 2017	July 31, 2016

Loss for the year	$(8,074,759)	$(993,653)

Income tax recovery at statutory rate	$(2,745,418)	$(337,842)
Permanent difference and other	$2,416,418	$-
Change in valuation allowance	329,000	337,842
Income tax expense per books	$-	$-

Net deferred tax assets consist of the following components as of:

	July 31, 2017	July 31, 2016

Non-operating loss carryforward	$452,000	$123,000
Valuation allowance	(452,000)	(123,000)
Net deferred tax asset	$-	$-

Due to the change in ownership provisions of the Tax Reform Act of 1986, net operating loss carry forwards of $86,001 for federal income tax reporting purposes are subject to annual limitations. When a change in ownership occurs, net operating loss carry forwards may be limited as to use in future years.

During the year ended July 31, 2016, it came to the attention of management that no tax filings had been submitted for the Company since its inception. While the Company had no taxable income and incurred no corporate taxes payable, there were certain reporting requirements that were not submitted by the appropriate deadlines. Upon filing, the Company incurred a $10,000 penalty for each of the 2012, 2013 and 2014 year ends, for a total of $30,000. The Company then filed a request to waive the penalties and, during the year ended July 31, 2017, received notice of assessments for these tax years. The Company filed an objection to these assessments and succeeded in having the penalties waived. As such, a recovery of tax filing penalties has been recorded in the statement of operations.